UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

Schedule 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRILLER GROUP INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRILLER GROUP INC.
1301 N Broadway STE 98065
Los Angeles, 90012 CA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2026

Dear Shareholder:

You are cordially invited to attend the 2025 Annual Meeting of Shareholders of Triller Group Inc., or the Annual Meeting.

The Annual Meeting will be held:

At:	20F Foyer, 625 King’s Road, North Point, Hong Kong
On:	June 10, 2026
Time:	1 p.m. local time

The Notice of Annual Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter, will be first mailed to our shareholders on or about May 29, 2026.

The Annual Meeting is being held for the following purposes:

•        to elect four directors to the Board of Directors to hold office until the 2026 annual meeting of stockholders;

•        to ratify the appointment of Enrome LLP (“Enrome”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

•        to approve an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our common stock, par value $0.001 per share (the “Common Stock”) by a ratio of no more than 1-for-10 at any time within one year after the 2025 Annual Meeting, with the exact ratio to be determined within this range as determined by the Board in its sole discretion (the “Reverse Stock Split”);

•        to approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Triller Group Inc.” to “Eight Holdings Inc.” (the “Name Change”);

•        to approve the Triller Group Inc. 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan”), including the reservation of 39,600,000 shares of Common Stock for issuance thereunder;

•        to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock (or securities convertible into or exercisable for common stock) in one or more private placements in excess of 20% of our outstanding common stock (the “Nasdaq 20% Proposal”); and

•        to consider any other business that may properly come before the meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of our Board’s director nominees (Proposal 1), “FOR” the ratification of the appointment of Enrome as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2), “FOR” the approval of the Reverse Stock Split (Proposal 3), “FOR” the approval of the Name Change (Proposal 4), “FOR” the approval of the 2026 Equity Incentive Plan (Proposal 5), and “FOR” the approval of the Nasdaq 20% Proposal (Proposal 6).

The Notice of Annual Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter, will be first mailed to our shareholders of record on our books at the close of business on May 13, 2026, the record date for the 2025 Annual Meeting on or about June 10, 2026. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Triller Group Inc. We look forward to seeing you at the Annual Meeting.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy:

Advantage Proxy
P.O. Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Whether or not you plan to attend the 2025 Annual Meeting in person, we urge you to take the time to vote your shares.

By Order of the Board of Directors,
/s/ Ng Wing Fai
Ng Wing Fai
Executive Director

TRILLER GROUP INC.
7119 West Sunset Boulevard, Suite 782
Los Angeles, CA

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2025 ANNUAL MEETING TO BE HELD ON JUNE 10, 2026

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 will be mail on or about May 29, 2026.

The board of directors (“Board” or “Board of Directors”) of Triller Group Inc. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its 2025 annual meeting of shareholders (the “2025 Annual Meeting”). The 2025 Annual Meeting will be held on June 10, 2026 at 1:00 p.m. local time, at 20F Foyer, 625 King’s Road, North Point, Hong Kong.

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FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the 2025 Annual Meeting:

Q:     Why are we holding the 2025 Annual Meeting?

A:     As a matter of good corporate practice, and in compliance with applicable corporate law and the Nasdaq Stock Market Rules, we hold a meeting of shareholders annually. This year’s meeting will be held on June 10, 2026. There will be at least five items of business that must be voted on by our shareholders at the 2025 Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the 2025 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Q:     Who is entitled to vote?

A:     Only shareholders of record as of the close of business on May 13, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the 2025 Annual Meeting. A list of shareholders eligible to vote at the 2025 Annual Meeting is available for inspection at the 2025 Annual Meeting.

Q:     What may I vote on?

A:     You may vote on the following matters:

1.      the election of members of the Board to serve for a one-year term to expire at the 2026 annual meeting of shareholders;

2.      to ratify the appointment of Enrome LLP (“Enrome”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

3.      approve an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our common stock, par value $0.001 per share (the “Common Stock”) by a ratio of no more than 1-for-10 at any time within one year after the 2025 Annual Meeting, with the exact ratio to be determined within this range as determined by the Board in its sole discretion (the “Reverse Stock Split”);

4.      approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Triller Group Inc.” to “Eight Holdings Inc.” (the “Name Change”);

5.      approve the Triller Group Inc. 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan”), including the reservation of 39,700,000 shares of Common Stock for issuance thereunder;

6.      approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock (or securities convertible into or exercisable for common stock) in one or more private placements in excess of 20% of our outstanding common stock (the “Nasdaq 20% Proposal”);

7.      any other business that may properly come before the 2025 Annual Meeting and any adjournment or postponement thereof.

Q:     Will any other business be presented for action by shareholders at the 2025 Annual Meeting?

A:     The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:     How does the Board recommend that I vote on each of the proposals?

A:     Our Board recommends a vote “FOR” the director nominees (Proposal 1), “FOR” the ratification of the appointment of Enrome as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2), “FOR” the approval of the Reverse Stock Split (Proposal 3), “FOR” the approval of the Name Change (Proposal 4), “FOR” the approval of the 2026 Equity Incentive Plan (Proposal 5), “FOR” the approval of the Nasdaq 20% Proposal (Proposal 6).

Q:     How do I vote my shares?

A:     If you own your shares directly (i.e., you are a “registered shareholder”):    your proxy is being solicited directly by us, and you can vote by mail, over the Internet, over the phone or you can vote at the 2025 Annual Meeting if you virtually attend the meeting.

If you wish to vote by mail, please do the following: (i) sign and date the proxy card, (ii) mark the boxes indicating how you wish to vote, and (iii) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxy will vote your shares “FOR” the director nominees, “FOR” the ratification of the appointment of Enrome as our independent registered public accounting firm for the fiscal year ending December 31, 2025; “FOR” the approval of the Reverse Stock Split; “FOR” the approval of the Name Change; “FOR” the approval of 2026 Equity Incentive Plan; “FOR” the Nasdaq 20% Proposal in his discretion, and on any other matter that properly comes before the 2025 Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote over the internet, please go to the website listed on your proxy card or voting instruction form. Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. There may be costs associated with electronic access, such as usage charges from Internet access providers that must be paid by the shareholder. The Internet voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote his, her or its shares and confirm that his, her or its instructions have been properly recorded. Voting over the Internet authorizes the named proxy to vote your shares in the same manner as if you had submitted a validly executed proxy card.

If you wish to vote by telephone, please use the phone number listed on your proxy card or voting instruction form.

If you wish to vote in person at the Annual Meeting, you will be given a ballot when you arrive.

If you hold your shares through a broker, bank or other nominee:    If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2025 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares in person the 2025 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting. See also “Will my shares be voted if I do not return my proxy?” below.

Q:     What is a proxy?

A:     A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Ng Wing Fai, our Group Chief Executive Officer, and Shu Pei Huang, Desmond, our Acting Group Chief Financial Officer. They may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the 2025 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your ordinary shares may be voted.

Q:     How Will my Shares be Voted if I Give No Specific Instruction?

A:     We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.      “FOR” the election of each of the four (4) members to our Board of Directors;

2.      “FOR” the ratification of the appointment of Enrome as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

3.      “FOR” the approval of the Reverse Stock Split.

4.      “FOR” the approval of the Name Change.

5.      “FOR” the approval of the 2026 Equity Incentive Plan.

6.      “FOR” the approval of the Nasdaq 20% Proposal.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

Q:     What if I want to change my vote or revoke my proxy?

A:     If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the 2025 Annual Meeting. To do so, you must do one of the following:

1.      Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m. Eastern Time on June 3, 2026.

2.      Sign a new proxy and submit it by mail to the transfer agent, bank, brokerage firm, or other nominee who must receive the proxy card no later than June 3, 2026. Only your latest dated proxy will be counted.

3.      Attend the 2025 Annual Meeting and vote at the meeting. Attending the 2025 Annual Meeting alone will not revoke your Internet vote or proxy submitted by mail, as the case may be.

4.      Give Advantage Proxy, our proxy solicitor, written notice before or at the 2025 Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the 2025 Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q:     What is a quorum?

A:     Unless otherwise required by law, the Certificate of Incorporation, or the Bylaws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. A quorum is necessary in order to conduct the 2025 Annual Meeting. If you choose to have your shares represented by proxy at the 2025 Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the 2025 Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the 2025 Annual Meeting until a quorum is present.

Q:     What is a Broker Non-Vote?

A:     If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Q:     What vote is required to approve each matter and how are votes counted?

A:     The table below summarizes the proposals that will be voted on, the vote required to approve each item:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors

The majority of the votes cast. This means the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) for the nominee at the 2025 Annual Meeting will be elected as a director; provided, however, that if there is a contested election (i.e., the number of nominees exceeds the number of directors to be elected), directors shall be elected by a plurality of the votes cast.

“FOR” “AGAINST” “ABSTAIN”
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

“FOR” “AGAINST” “ABSTAIN”
Proposal No. 3: Approval of the Reverse Stock Split	The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.	“FOR” “AGAINST” “ABSTAIN”
Proposal No. 4: Approval of the Name Change	The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.	“FOR” “AGAINST” “ABSTAIN”
Proposal No. 5: Approval of 2026 Equity Incentive Plan	The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.	“FOR” “AGAINST” “ABSTAIN”
Proposal No. 6: Approval of Nasdaq 20% Issuance

To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock (or securities convertible into or exercisable for common stock) in one or more private placements in excess of 20% of our outstanding common stock;

“FOR” “AGAINST” “ABSTAIN”

Q:     Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:     Members of the Board have an interest in Proposal 1, the election to the Board of the four director nominees set forth herein. Members of the Board and officers of the Company do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm, Proposal 3, approval of the Reverse Stock Split, Proposal 4, approval of the Name Change, Proposal 5, approval of the 2026 Equity Incentive Plan, or Proposal 6, approval of shares of Common Stock that will exceed 20% of outstanding shares.

Q:     How many shares do the affiliates, directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:     Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 9.5% of our outstanding ordinary shares and are expected to vote in favor of the election of the four director nominees set forth in this proxy statement, in favor of the ratification of the appointment of Enrome as our independent registered public accounting firm for the fiscal year ending December 31, 2025, in favor of the Name Change, in favor of the approval of 2026 Equity Incentive Plan, and in favor of the issuance of more than 20% outstanding shares of the Company.

Q:     Who will count the votes?

A:     A representative of Advantage Proxy, will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the 2025 Annual Meeting.

Q:     Who can attend the 2025 Annual Meeting?

A:     All shareholders are invited to attend the 2025 Annual Meeting.

Q:     Are there any expenses associated with collecting the shareholder votes?

A:     All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Advantage Proxy as our project manager in connection with the Annual Meeting. If you have any questions or require any assistance with completing your proxy, please contact Advantage Proxy by telephone toll-free 1-(877) 870-8565 or (206) 870-8565, or by email at ksmith@advantageproxy.com.

Q:     Where can you find the voting results?

A:     Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the 2025 Annual Meeting.

Q:     Who is our Independent Registered Public Accounting Firm, and will they be represented at the 2025 Annual Meeting?

A:     On February 3, 2026, the Board of Directors, as recommended by the Audit Committee, appointed Enrome LLP as our independent registered public accounting firm. We do not expect that representative of Enrome will be present at the 2025 Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently consists of four directors. Directors are elected at the annual meeting of shareholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.

Ng Wing Fai, Brian Chan, Thomas Ng, and Felix Yun Pun Wong have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2025 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2026 annual meeting of shareholders and until his successor is duly elected and qualified.

A majority of the votes cast at the 2025 Annual Meeting is required to elect a nominee as a director; provided, however, that if there is a contested election (i.e., the number of nominees exceeds the number of directors to be elected), directors shall be elected by a plurality of the votes cast. For purposes of this standard, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.

With respect to Proposal 1, you may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Any nominee receiving a simple majority of votes FOR at the 2025 Annual Meeting will be elected (or, in the case of a contested election, a plurality of the votes cast). If you ABSTAIN, your shares will be counted as present and entitled to vote for purposes of establishing a quorum but will not be counted for purposes of determining the number of votes cast. Therefore, if your shares are held by your brokerage firm, bank or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, your brokerage firm, bank or other nominee cannot vote your shares on Proposal 1. Shares held in “street name” by banks, brokerage firms, or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any nominee. As a result, such “broker non-votes” or voting to ABSTAIN will have no effect on the voting on Proposal 1.

If no contrary indication is made, proxies will be voted “FOR” Ng Wing Fai, Brian Chan, Thomas Ng, Felix Yun and Pun Wong, or, in the event that any such individual is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the election of all of our director nominees at the 2025 Annual Meeting.

Nominees for Election to the Board

Nominee	Age	Position(s)
Ng Wing Fai	59	Group Chief Executive Officer, and Executive Director
Brian Chan	59	Director
Thomas Ng	71	Director
Felix Yun Pun Wong	61	Director

Nominees for Election to the Board for a Term Expiring at the 2026 Annual Meeting of Shareholders

Mr. Ng Wing Fai Mr. Ng has served as Group Chief Executive Officer, the Chairman of the board of the Company and as an executive director of the board of the Company, since November 2022. Prior to joining the Company, Mr. Ng was the Managing Partner and Founding Partner of Primus Pacific Partners, an Asian private equity fund with a focus on financial services. He was also previously the Managing Director of Fubon Financial Holding, the largest financial conglomerate in Taiwan, where he oversaw its overall strategy, capital markets, merger and acquisition activities and major change programs. He has previously served as the Managing Director and Head of the Asia-Pacific Financial Institutions Group at Salomon Smith Barney. Mr. Ng graduated from the University of Cambridge and obtained a master’s degree in business administration from Harvard University in 1994.

Brian Chan Mr. Chan has served as a member of the board of directors of the Company as an independent director since November 2022. Mr. Chan has over 23 years of experience handling litigations for civil claims, intellectual property rights protection and enforcement. Since September 2007 to present, Mr. Chan has been a Senior Partner at Chan, Tang & Kwok Solicitors, a member of the International Trademark Attorneys Association. From September 1995 to August 2007 he was an Associate at Baker & McKenzie, Associate at Stephenson Harwood & Lo, Partner at Stevenson, Wong & Co., Solicitors and Consultant at Benny Kong & Peter Tang. Additionally, Mr. Chan has acted as a Counsel to various Hong Kong and cross-border mergers and acquisitions and commercial matters since August 1999. Mr. Chan is also a frequent speaker on legal issues for intellectual property rights for the Hong Kong Productivity council. Mr. Chan graduated with a Bachelor of Laws Degree and passed the Solicitors’ Finals of the Law Society of England and Wales in 1993.

Thomas Ng Mr. Ng has served as a member of the board of directors of the Company as an independent director since November 2022. Thomas Ng has 30 years of broad experience engaging in the fields of Education, Media, Retailing Marketing and Finance. He is a pioneer of IT in education and he was the author of “Digital English Lab,” one of the first series of digital books in Hong Kong. Since September 2018, he has been the Chief Executive Officer of e-chat, an IPFS block chain social media focused company. From March 2017 to April 2018, Mr. Ng was the Chief Financial Officer of Duofu Holdings Group Co. Limited. In February 2016, Mr. Ng founded Shang Finance Limited and was the Chief Executive Officer until February 2017. From March 2015 to November 2015, Mr. Ng was the Chief Financial Officer of World Unionpay Group Shares Limited. In August 2018, Mr. Ng was appointed to be the Co-founder and Executive Director of New Mingwah Blockchain Technologies Co. Ltd. From 2020 onwards, Mr. Ng become the CEO of Kingdom Fintech Ltd. Mr. Ng obtained the Master of Strategic Marketing in the University of Hull and become a member of Chartered Institute of Marketing. In 2000, he got the Certificate of Education majoring in English from the University of Hong Kong in 2000 and become the Senate member of Education in the same year.

Felix Yun Pun Wong Mr. Wong has served as a member of the board of directors of the Company as an independent director since November 2022. Mr. Wong currently acts as the Chief Financial Officer of Inception Growth Acquisition Limited, a publicly listed special purpose acquisition corporation (NASDAQ: IGTA) and an independent non-executive director of Kianqiao Service Group Limited (HKEx Stock Code: 2205) and the chairman of its audit committee. He has acted in this capacity since April 9, 2021. He has years of executive experience with multiple leadership positions and a track record in helping private companies enter the public market. He has been the principal of Ascent Partners Advisory Service Limited, a finance advisory firm, since March 2020. From November 2017 to December 2020, Mr. Wong held the position of Chief Financial Officer at Tottenham Acquisition I Limited, a publicly listed special purpose acquisition corporation, which merged with Clene Nanomedicine Inc. (NASDAQ: CLNN) in December 2020. From August 2015 to September 2017, he served as Chief Financial Officer at Raytron Technologies Limited, a leading Chinese national high-tech enterprise. His main responsibilities in these rules have included overseeing the financial functions of the firms, assisting in establishing corporate ventures for investment, and working on deal origination of new businesses in the corporate groups. Prior to these efforts, he was Chief Financial Officer and Executive Director of Tsing Capital from January 2012 to July 2015, where he managed four funds with a total investment amount of US$600 million and focused on environmental and clean technology investments. Mr. Wong also served as senior director and chief financial officer of Spring Capital, a US$250 million fund, from October 2008 until June 2011. Additionally, Mr. Wong was the chief financial officer of Natixis Private Equity Asia from November 2006 till October 2008 and an associate director of JAFCO Asia from March 2002 to October 2006. Mr. Wong was a finance manager for Icon Medialab from July 2000 to December 2001, a senior finance manager of Nielsen from August 1998 to July 2000, Planning-Free Shopper from April 1992 to August 1998, and an auditor at PricewaterhouseCoopers from August 1989 until March 2000. Mr. Wong earned his Masters of Business degree in 2003 from Curtin University in Australia and a Professional Diploma in Company Secretaryship and Administration from the Hong Kong Polytechnic University in 1989.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Business Conduct and Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating and corporate governance committee.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to 20F Foyer, 625 King’s Road, North Point, Hong Kong, Attn: Corporate Secretary.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). The Board considers Brian Chan, Thomas Ng and Felix Yun Pun Wong to be “independent.”

Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and its standing committees. We have a standing audit committee, compensation committee and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Our Board of Directors has determined that all of the members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent as defined under the applicable rules of The Nasdaq Capital Market, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In making such determination, the Board of Directors considered the relationships that each director has with our Company and all other facts and circumstances that the Board of Directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee

Our audit committee is responsible for, among other things:

•        appointing, compensating, retaining, replacing, and overseeing the work of the independent registered public accounting firm engaged by the Company;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by the Company, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors regarding all relationships the auditors have with the Company in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues, and (iii) all relationships between the independent registered public accounting firm and the Company to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to SEC regulations prior to the Company entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and the Company’s legal advisors, as appropriate, of any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the financial statements or accounting policies of the Company and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC, or other regulatory authorities.

Our audit committee consists of Brian Chan, and Thomas Ng, and Felix Wong, with Felix Yun Pun Wong serving as chair. Each member of our audit committee meets the financial literacy requirements of the Nasdaq rules. In addition, our Board of Directors has determined that Felix Yun Pun Wong qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Remuneration Committee

Our remuneration committee is responsible for, among other things:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our executive officers, evaluating their performance in light of such goals and objectives and determining, and approving the remuneration of our executive officers based on such evaluation;

•        reviewing, evaluating, and recommending changes, if appropriate, to the remuneration of our non-employee directors;

•        administering the Company’s equity compensation plans and agreements with the Company executive officers and directors;

•        reviewing and approving policies and procedures relating to perquisites and expense accounts of the executive officers of the Company;

•        assisting management in complying with registration statement and annual report disclosure requirements;

•        if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and

•        reviewing and approving the Company’s overall compensation philosophy.

Our Remuneration Committee consists of Brian Chan, Thomas Ng, and Felix Wong, with Brian Chan serving as chair.

Nominating and Governance Committee

Our nominating and governance committee is responsible for, among other things:

•        considering qualified candidates for positions on the board of directors of the Company;

•        creating and maintaining an evaluation process to ensure that all directors to be nominated to the board of directors during the annual shareholders’ meeting are appropriately qualified in accordance with the company’s organizational documents and applicable law and regulations;

•        making recommendations to the board of directors regarding candidates to fill vacancies on the board;

•        making recommendations to the board, regarding the size and composition of the board; and

•        reviewing the membership of the various committees of the board of directors and making recommendations for future appointments.

Our Nomination Committee consists of Brian Chan, Thomas Ng, and Felix Wong, with Thomas Ng serving as chair.

Code of Ethics and Code of Conduct

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Corporate Secretary at 20F Foyer, 625 King’s Road, North Point, Hong Kong. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Secretary will do one of the following:

•        forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;

•        attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

•        not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by and paid to the named executive officers and directors for services rendered to us for the years ended December 31, 2024 and 2023.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Equity Awards ($)(2)	All Other Compensation ($)	Total ($)
Robert E. Diamond, Jr.(3)	2024	948,920	—	17,590,125	—	18,539,045
Chairman of the Board	2023	286,110	—	—	—	286,110
Bobby Sarnevesht(4)	2024	100,000	—	5,823,688	—	5,923,688
Vice Chairman and Executive Director	2023	—	—	—	—	—
NG Wing Fai	2024	1,536,093	—	17,823,306	—	19,359,399
Chief Executive Officer and Executive Director	2023	1,367,305	—	268,323	—	1,635,628
SHU Pei Huang, Desmond	2024	352,604	—	2,025,108	—	2,377,712
Acting Chief Financial Officer	2023	351,455	—	139,734	—	491,189
WONG Suet Fai, Almond	2024	453,623	—	2,071,449	—	2,525,072
Chief Operating Officer	2023	479,624	—	139,734	321	619,679
Jeroen Nieuwkoop	2024	484,555	—	2,863,345	—	3,347,900
Chief Strategy Officer	2023	457,433	—	139,734	—	597,167
Richard Kong(5)	2024	156,309	—	77,970	333	234,612
Deputy Chief Financial Officer and Company Secretary	2023	309,949	—	27,218	641	337,808

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Equity Awards ($)(2)	All Other Compensation ($)	Total ($)
Brian Chan(6)	2024	46,154	—	339,423	—	385,577
Independent Director	2023	46,154	—	—	—	46,154
Thomas Ng(6)	2024	46,154	—	339,423	—	385,577
Independent Director	2023	46,154	—	—	—	46,154
Felix Yun Pun Wong(6)	2024	46,154	—	339,423	—	385,577
Independent Director	2023	46,154	—	—	—	46,154

____________

(1)      Represents all amounts earned as salary during the applicable fiscal year. For fiscal year 2024, the salary amounts have been converted to U.S. Dollars (USD) from Hong Kong Dollars (HKD) using the exchange rate of USD1 to HKD7.8 as of December 31, 2024.

(2)      For the fiscal year of 2024, these share awards were granted in 2022 to 2024 and vested in 2023 and 2024.

(3)      Resigned on December 12, 2024.

(4)      Appointed on October 15, 2024 and resigned on May 27, 2025.

(5)      Resigned on June 30, 2024.

(6)      Directors began receiving cash fees under our director compensation program following the Closing.

Executive Compensation

Following the Closing of the Business Combination, we have deployed an executive compensation program that is consistent with our existing compensation policies and philosophies, which are designed to align compensation with business objectives and the creation of stockolder value, while enabling us to attract, motivate, and retain individuals who contribute to long-term success. We also note that decisions on the executive compensation program will be made by the Remuneration Committee. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the Remuneration Committee. The executive compensation program actually adopted will depend on the judgment of the members of the Remuneration Committee and may differ from that set forth in the following discussion. We anticipate, however, that compensation for the Named Executive Officers will reflect their current compensation in both form and amount.

Employment Agreements

Pursuant to the Business Combination Agreement, we entered into employment agreements with each of the Named Executive Officers and directors.

The Named Executive Officers’ base salaries is set pursuant to the employment agreements. We anticipate that the salaries of the Named Executive Officers will be reviewed annually by the Remuneration Committee based upon advice and counsel of its advisors.

Equity-Based Awards

We have granted the equity-based awards to reward past or long-term performance of the Named Executive Officers and other high-performing employees. We believe that providing a meaningful portion of the total compensation package in the form of equity-based awards will align the incentives of our executive officers with the interests of our stockholders and serve to motivate and retain the individual executives. By extending the same incentives to all of our employees, we believe that we will be able to reward exceptional employees for their contributions to the Company and promote continued loyalty. Equity-based awards will be awarded under the Share Award Scheme.

Other Compensation

We continue to maintain various employee benefit plans, including health and retirement plans, comparable to those already in place in which the Named Executive Officers will participate.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2024 and December 31, 2023 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Administrative Services Agreements

TAG Financial Holdings Service Agreements

On June 24, 2021, each of OnePlatform Wealth Management Limited (“OWM”), OnePlatform International Property Limited (“OIP”), OnePlatform Asset Management Limited (“OAM”), and Hong Kong Credit Corporation Limited (“HKCC”) entered into separate, but substantially similar, Service Agreements with TAG Financial Holdings Limited (“TAG Financial Holdings”), a member of the Legacy Group. As the members of the Legacy Group presently share office space in the AGBA Tower, TAG Financial Holdings, pursuant to these four agreements, agreed to provide certain premises and administrative services to each of OWM, OIP, OAM, and HKCC. With respect to premises services, TAG Financial Holdings agreed to pay for, among other things, building management fees, government rates and rent, office rent, and lease-related interest and depreciation for OWM, OIP, OAM, and HKCC, subject to reimbursement. With respect to administrative services, TAG Financial Holdings agreed to pay for, among other things, office consumables, cleaning fees, A/C, electricity, and water for OWM, OIP, OAM, and HKCC, subject to reimbursement. The service fees are charged in accordance with a standard formula included in each of the contracts, corresponding to their office space occupancy and employee headcount respectively.

Pursuant to these service agreements and their predecessor arrangements, AGBA, collectively, paid TAG Financial Holdings US$3,190,064 and US$2,463,553 for the years ended December 31, 2022 and 2021, respectively, for premises and administrative expenses.

The management of the Company anticipates that these Service Agreements will continue after the Business Combination and until either party thereto provides one month written notice of termination, to ensure continued smooth operation on a stand-alone basis.

Human Resource Services

Pursuant to an Agreement for Supply Services, signed in March 2020, Perform Financial Planning Services Limited (“PFPSL”), a member of the Legacy Group, provides centralized human resource, administrative, and other related services to members of the Legacy Group, including members of the Company — OAM, OIP, OWM, and HKCC. In particular, PFPSL is responsible for engaging and compensating independent contractors and/or employees to provide services to members of the Legacy Group pursuant to their respective service and/or employment contracts. PFPSL receives referral income on all insurance products supported by OWM on a 60 – 70% basis. The agreement also provides a standard mechanism for members of the Legacy Group to refer potential employees to other members of the Legacy Group. Any party thereto may terminate the agreement with three months’ notice. The management of AGBA anticipates that PFPSL will continue to provide such services to AGBA following the Business Combination.

Real Property

On January 25, 2022, the Company purchased an office building located at Kaiseng Commercial Centre, No 4 & 6, Hankow Road, Kowloon, Hong Kong from the Legacy Group for a consideration of approximately US$8.0 million. The purchase price was offset by the deduction of a previously paid earnest deposit of US$7.2 million and partially settled by cash. The management of the Company expects to use this office building for its own occupancy and to meet its anticipated business expansion in the foreseeable period. This transaction is not expected to affect the existing Trust Tower lease or current administrative service agreements.

CurrencyFair Stake Acquisition

On March 18, 2022, the Company entered into a sale and purchase agreement with the Legacy Group to acquire 4,158,963 shares of CurrencyFair at the historical carrying amount of US$6.56 million. The transaction closed in April 2022, resulting in the Company owning 8.37% equity interest of CurrencyFair.

OnePlatform Asset Management Limited

Fund Asset Management Service

JFA Capital is a closed-ended investment vehicle incorporated in the Cayman Islands and a member of the Legacy Group. Upon its incorporation JFA Capital engaged a third-party fund manager who, in turn, engaged OnePlatform Asset Management (“OAM”) as a sub-manager. On May 7, 2018, JFA Capital and OAM agreed for JFA Capital to terminate its existing management arrangement and appoint OAM as its sole manager. OAM is licensed by the Hong Kong Securities and Futures Commission under type 1 (Dealing in securities), type 4 (Advising on securities), and type 9 (asset management). OAM is also a “professional investor” as defined under the Securities and Futures Ordinance of Hong Kong.

OAM, accordingly, provides management of JFA Capital’s portfolio assets for a management fee and a performance fee, as dictated by the management agreement. For the years ended December 31, 2022 and 2021, JFA Capital paid OAM US$600,778 and US$877,425, respectively. The arrangement is non-exclusive, and OAM is permitted to invest in or advise other investment funds. OAM is also permitted to delegate its functions, powers, and duties to any person, subject to remaining liable for the actions of its delegate. The term of this management arrangement is indefinite, subject to 90 days’ notice by either party, and the management of the Company anticipates that OAM will continue to provide fund management services to JFA Capital following the Business Combination.

In addition to JFA Capital, OAM also provides management services for other funds, including NSD Capital, a third-party Cayman-incorporated fund. For the years ended December 31, 2022 and 2021, NSD Capital paid OAM US$69,134 and US$69,650, respectively, for management services. The management of the Company anticipate that OAM will continue to provide fund management services to NSD Capital following the Business Combination.

LC Healthcare Fund I, L.P. Stake Acquisition

In October 2022, the Company entered into a sale and purchase agreement with the shareholder to acquire 4% equity interest in LC Healthcare Fund I, L.P. at the historical carrying amount of US$9.67 million.

Dividend Distribution

On January 18, 2022, TAG Asia Capital Holdings Limited (“TAC”) was approved to declare and distribute a special dividend of $47 million to TAG Holdings Limited, the shareholder who represented 1 ordinary share of TAC. The dividends were paid by offsetting the receivable due from the shareholder and the remaining balance was paid by cash. The special dividend distribution was made due to the investment income from the sale of all equity interest in Nutmeg Saving and Investment Limited in September 2021.

Indemnification

Effective immediately upon the consummation of the Business Combination, the Company will enter into customary indemnification arrangements with each of the newly elected directors and newly appointed executive officers of the Company. Pursuant to these indemnification agreements the Company will indemnify such directors and executive officers under the circumstances and to the extent provided for therein, from and against all losses, claims, etc., to the fullest extent permitted under BVI law and the Fifth Amended and Restated Memorandum and Articles of Association.

PROPOSAL 2: RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As recommended by the audit committee, our Board of Directors has appointed Enrome LLP (“Enrome”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and our Board has directed that management submit the appointment of Enrome as the Company’s independent registered public accounting firm for ratification by the shareholders at the 2025 Annual Meeting.

Shareholder ratification of the appointment of Enrome as the Company’s independent registered public accounting firm is not required by law. However, our Board is submitting the appointment of Enrome to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

Independent Registered Public Accountant’s Fee

The following table sets forth fees billed by our auditors during the last two fiscal years for services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, services by our auditors that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, services rendered in connection with tax compliance, tax advice and tax planning, and all other fees for services rendered.

The following table shows the aggregate fees from our prior principal accounting firm, WWC, P.C. for the fiscal years as shown.

(US Dollars) Category	Years Ended December 31,
	2024	2023
WWC, P.C.:
Audit Fees	$1,200,000	$625,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	$—	—
	$1,200,000	$625,000

The Company did not incur any fees from our current principal accounting firm, Enrome LLP, for the fiscal years ended December 31, 2024 and 2023.

Recommendation of our Board

Our Board recommends a vote “FOR” the ratification of the appointment of Enrome as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 3: APPROVAL OF THE REVERSE STOCK SPLIT

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of the Common Stock at any time within one year after the 2025 Annual Meeting by a ratio of no more than 1-for-10, with the exact ratio to be determined within this range as determined by our Board in its sole discretion. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•        The continued listing requirements of the Nasdaq Capital Market;

•        the historical trading price and trading volume of our Common Stock;

•        the number of shares of our Common Stock outstanding;

•        the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•        the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•        prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no more than ten shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock. The amendment to our Company’s Certificate of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the continued listing requirements of the Nasdaq Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors. In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

Given that the low share price of the Common Stock has continued through the date of this Proxy Statement, the Board has determined that undertaking the Reverse Stock Split is very likely necessary in order to retain our listing on the Exchange.

We believe that the Reverse Stock Split will enhance our ability to maintain our listing on the Nasdaq Capital Market. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the ratio of any Reverse Stock Split we may effectuate.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware within one year after the 2025 Annual Meeting, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a maximum of ten shares of existing Common Stock will be combined into one new share of Common Stock. The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “ILLR”.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the exchange agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Prevailing market prices

We will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001. As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the Reverse Stock Split at the Annual Meeting.

PROPOSAL 4: APPROVAL OF THE NAME CHANGE

Our Board has approved, and recommends that the shareholders approve, an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Triller Group Inc.” to “Eight Holdings Inc.” (the “Name Change”). The Board believes that the Name Change better reflects the Company’s evolving business strategy and corporate identity.

If the Name Change is approved by the shareholders, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Name Change. The Name Change will become effective upon the filing of such amendment. The Board reserves the right to abandon the Name Change at any time prior to the filing of the amendment, notwithstanding shareholder approval, if the Board determines that the Name Change is no longer in the best interests of the Company and its shareholders.

The Name Change will not affect the rights of our shareholders. The shares of Common Stock will continue to be listed on the Nasdaq Capital Market, and the Company will apply for a new ticker symbol in connection with the Name Change. Outstanding stock certificates will continue to be valid and need not be exchanged as a result of the Name Change.

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the Name Change.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the approval of the Name Change at the Annual Meeting.

PROPOSAL 5: APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN

Our Board has adopted, subject to shareholder approval, the Triller Group Inc. 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan” or the “Plan”). The 2026 Equity Incentive Plan is designed to attract and retain talented employees, directors and consultants, to motivate such persons by providing equity-based incentives, and to align the interests of such persons with those of our shareholders.

If approved by the shareholders, the Company will reserve a total of 39,700,000 shares of Common Stock for issuance under the 2026 Equity Incentive Plan. The Plan provides for the grant of stock options (both incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance awards and other equity-based awards to eligible participants, including employees, directors and consultants of the Company and its subsidiaries.

The 2026 Equity Incentive Plan will be administered by the Board or a committee thereof designated by the Board (the “Plan Administrator”). The Plan Administrator will have full authority to determine the participants who will receive awards, the types and amounts of awards, the terms and conditions of awards, and all other matters relating to the administration of the Plan.

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the 2026 Equity Incentive Plan.

A copy of the 2026 Equity Incentive Plan is attached as Annex A to this proxy statement. Shareholders are encouraged to read the full text of the Plan.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the approval of the 2026 Equity Incentive Plan at the Annual Meeting.

PROPOSAL 6: APPROVAL OF ISSUANCE OF SHARES UNDER NASDAQ 20% RULE

Background and Reasons for the Proposal

Under Nasdaq Listing Rule 5635(d) (the “Nasdaq 20% Rule”), a Nasdaq-listed company must obtain stockholder approval prior to issuing (or potentially issuing) shares of common stock (or securities convertible into or exercisable for common stock) in a private placement if the issuance equals 20% or more of the company’s outstanding common stock (or 20% or more of the voting power), at a per-share price below the “Minimum Price” (as defined by Nasdaq) at the time of issuance.

Our Board of Directors believes it may be in the Company’s best interest to raise additional equity capital through one or more private placements, including a potential private investment in public equity (“PIPE”) financing of up to $300 million. The offering will consist of between 200 million to 300 million shares of common stock at a price of between US$1.00 per share to US$1.50 per share. As of the date of this proxy statement, the Company has not entered into any definitive financing agreement in connection with any such PIPE financing, and the terms, timing, and identity of any potential investors remain undetermined. In some of these financings, the total shares issuable could exceed 20% of our currently outstanding common stock, or the effective offering price could be deemed below Nasdaq’s Minimum Price. To preserve the flexibility to pursue such financings expeditiously, our Board has approved, subject to stockholder approval, the potential issuance of shares in compliance with the Nasdaq 20% Rule.

The Company intends to use the net proceeds from any such private placement for general corporate purposes, which may include working capital, potential investments, and potential acquisitions. The Company has not determined the specific allocation of any net proceeds at this time.

Effect on Current Stockholders

If this Proposal 6 is approved, stockholders may experience dilution in the ownership and/or voting power of their existing shares to the extent we issue securities beyond the 20% threshold under one or more private placements. Future issuances could also reduce earnings per share, and any impact on our stock price may further affect existing stockholders’ interests. The actual amount of dilution will depend on many factors, including the size, terms and timing of any private placement transactions.

Consequences if Proposal 6 is Not Approved

If our stockholders do not approve Proposal 6, we may be unable to raise sufficient equity capital in a timely or cost-effective manner if such financing would otherwise exceed the 20% threshold or fall below the Minimum Price, as defined by Nasdaq. This limitation could restrict our ability to support our operations, satisfy strategic obligations or pursue potential acquisitions or growth opportunities. We could be forced to rely on alternative, potentially less attractive funding structures or reduce the scale and timing of our growth initiatives.

Vote Required

Approval of Proposal 6 requires the affirmative vote of the holders of a majority of the total number of shares of common stock present at the meeting in person (including virtually or by proxy) or represented by proxy and entitled to vote thereon, voting as a single class. Abstentions will be counted as votes “AGAINST,” and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board

The Board recommends a vote “FOR” the approval, under Nasdaq Listing Rule 5635(d), of the issuance of shares (or securities convertible or exercisable for such shares) in one or more private placements in excess of 20% of our outstanding common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our Common Stock by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. The percentage ownership information is based on 197,466,991 shares of Common Stock outstanding as of the Record Date. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Beneficial Owner	Number of Shares	%
Directors and Named Executive Officers of Triller
Ng Wing Fai	13,909,502	7.0
Shu Pei Huang, Desmond	3,685,470	1.9
Brian Chan	366,541	*
Thomas Ng	190,000	*
Felix Wong	596,225	*
All Directors and Named Executive Officers of the Company as a group (5 individuals)	18,782,697	9.5%

____________

*        Less than 1%.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2024, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2024.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before June 30, 2026. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than June 30, 2026. If a shareholder who wishes to present a proposal fails to notify us by June 30, 2026, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple shareholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered shareholders and beneficial owners of shares held in street name.

Registered Shareholders

If you are a registered shareholder and have consented to householding, then we will deliver or mail one Notice or set of our proxy materials, as applicable, for all registered shareholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at +852 3601 8363 or by mail at 68 Johnston Road, Wan Chai, Hong Kong SAR. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement, or Notice to a shareholder at a shared address to which a single copy of the documents was delivered.

If you are a registered shareholder who has not consented to householding, then we will continue to deliver or mail Notices or copies of our proxy materials, as applicable, to each registered shareholder residing at the same address. You may elect to participate in householding and receive only one Notice or set of proxy materials, as applicable, for all registered shareholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Shareholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

ANNUAL REPORT

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ending December 31, 2024 (“2024 Annual Report”) which includes our audited financial statements. We have filed the 2024 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov. In addition, upon written request to the Company’s Corporate Secretary at 20F Foyer, 625 King’s Road, North Point, Hong Kong, we will mail a paper copy of our 2024 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.

By Order of the Board of Directors.
/s/ Ng Wing Fai
Ng Wing Fai
Executive Director
May 29, 2026

Annex A

TRILLER GROUP INC.

2026 EQUITY INCENTIVE PLAN

1.           PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Triller Group Inc. 2026 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the Employees, Non-Employee Directors and Consultants of Triller Group Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below unless the context otherwise requires:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which, if necessary to comply with Rule 16b-3 or relevant securities exchange or inter-dealer quotation service, is comprised solely of two or more Non-Employee Directors who are “independent” for purposes of any applicable listing requirements.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” means, individually or collectively (except where referring to a particular category of grant under the Plan), any Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Unrestricted Stock Award, or Dividend Equivalent Right.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan, which may, in the discretion of the Company, be transmitted electronically to any Grantee under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, unless the applicable Award Agreement provides otherwise:

(a)         With respect to any Employee or Consultant, (i) if the Grantee is a party to an employment or service agreement with the Company or an Affiliate that provides a definition of Cause (or a similar term), the definition contained therein, or (ii) for a Grantee who is not a party to such an agreement, “Cause” means the Grantee’s (1) intentional failure to perform reasonably assigned duties, (2) dishonesty or willful misconduct in the performance of the Grantee’s duties, (3) involvement in a transaction that is materially adverse to the Company or an Affiliate, (4) breach of fiduciary duty involving personal profit, (5) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (6) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (7) material breach of any provision of the Plan or the Grantee’s Award Agreement or any other written agreement between the Grantee and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

Annex A-1

(b)         With respect to any Non-Employee Director, a determination by a majority of the disinterested Board members that the Grantee has engaged in (i) malfeasance in office, (ii) gross misconduct or neglect, (iii) false or fraudulent misrepresentation inducing the Non-Employee Director’s appointment, (iv) willful conversion of corporate funds, or (v) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of meetings in advance.

The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Grantee’s Service Relationship has been terminated for Cause.

“Change in Control” means, except as otherwise provided in an Award Agreement or in an employment or consulting agreement with the Company or an Affiliate that has been approved by the Administrator, the occurrence of any one or more of the following events or conditions:

(a)         Any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an Employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities;

(b)         The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Stock immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;

(c)         The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any Person that is not an Affiliate;

(d)         The approval by the Company’s stockholders of a plan of complete liquidation of the Company, other than a merger of the Company into any Subsidiary or a liquidation as a result of which Persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or

(e)         Within any 24-month period, the Incumbent Directors cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph 1(e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from any other paragraph of this definition).

Notwithstanding the foregoing, solely for the purpose of determining the timing of any payments pursuant to any Award constituting “deferred compensation” that is subject to Code Section 409A, a Change in Control shall be limited to a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the U.S. Treasury Regulations.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference to the any section of the Code is deemed to include any regulations or other interpretive guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

“Consultant” means an individual who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

Annex A-2

“Dividend Equivalent Right” means an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the Grantee.

“Effective Date” means ______.

“Employee” means any individual, including an officer or director, employed by the Company or an Affiliate; provided that for purposes of determining eligibility to receive Incentive Stock Options, an Employee means an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a director or payment of a director’s fee by the Company or an Affiliate is not sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” means, as of any given date, the fair market value of a share of Stock as determined as follows: if the Stock is listed on the Nasdaq Stock Market, The New York Stock Exchange or any other established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or other reliable source. In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

“Grantee” means an Employee, Non-Employee Director or Consultant who has been granted an Award, or any such individual’s beneficiary, estate or representative who has acquired such Award in accordance with the terms of the Plan.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Incumbent Director” means, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change in Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Employee Director” means a member of the Board who is a “non-employee director” as defined in Rule 16b-3.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Change in Control.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an Employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time Employee to part-time Employee or Consultant). If a Grantee’s Service Relationship is with an Affiliate that ceases to be an Affiliate, the Grantee’s Service Relationship shall be deemed terminated for purposes

Annex A-3

of the Plan. For purposes of the Plan, a Service Relationship shall not be deemed terminated merely as a result of (i) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

“Stock” means the common stock of the Company, par value $0.0001 per share, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.

“Ten Percent Owner” means an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation (as both terms are defined in Code Section 424).

“Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, within the meaning of Section 22(e)(3) of the Code.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

2.           ADMINISTRATION

(a)         Administration of Plan. The Plan shall be administered by the Administrator.

(b)         Authority of Administrator. Subject to the other provisions of the Plan, the Administrator’s charter and applicable laws, and in addition to other express powers and authorization conferred by the Plan, the Administrator shall have the sole power and authority, in its discretion, to make all determinations under the Plan, including the power and authority:

(i)          from time to time to select, subject to the limitations in the Plan, the eligible individuals to whom Awards may be granted;

(ii)         to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(iii)        to determine the number of shares of Stock to be subject to any Award;

(iv)        to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

(v)         to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(vi)        to construe and interpret the Plan and apply its provisions;

(vii)       to amend any outstanding Award, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Grantee’s rights or increases a Grantee’s obligations under his or her Award or creates or increases a Grantee’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Grantee’s consent;

Annex A-4

(viii)      to determine the duration and purpose of leaves of absences that may be granted to a Grantee without constituting termination of their Service Relationship for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(ix)        to adopt, amend and rescind rules, regulations and guidelines relating to the administration of the Plan;

(x)         to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(xi)        to interpret, administer, reconcile any inconsistency in, correct any defect in or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

(xii)       to decide all disputes arising in connection with the Plan; and

(xiii)      to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

(c)         Administrator Decisions Final. All decisions made by the Administrator pursuant to the Plan shall be final and binding on the Company and the Grantees, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

(d)         Administrator Action. Subject to compliance with all applicable laws, action by the Administrator shall require the consent of a majority of the members of the Administrator, expressed either orally at a meeting of the Administrator or in writing in the absence of a meeting. No member of the Administrator shall have any liability for any good faith action, inaction or determination in connection with the Plan.

(e)         Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company (such committee, the “Officer Committee”), all or part of the Administrator’s authority and duties with respect to the granting of Awards (the “Delegated Awards”) to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the Officer Committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan. Additionally, in order to evidence the Officer Committee’s approval of Delegated Award grants pursuant to any delegation of authority, the Company shall compile a record documenting the Officer Committee’s approval of Delegated Award grants. Such record will list the name of each Grantee, the type and amount of Delegated Awards approved for grant, the grant date, the vesting schedule for the Delegated Awards and any other non-standard material terms.

(f)          Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(g)         Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

Annex A-5

(h)         Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such sub-plans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

3.           STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)         Authorized Shares. Subject to any adjustments as necessary pursuant to Section 3(b), the aggregate number of shares of Stock reserved and available for grant and issuance under the Plan is 30,400,000. If (i) any Option or other Award granted hereunder is exercised through the tendering of Stock (either actually or by attestation) or by the withholding of Stock by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Stock (either actually or by attestation) or by the withholding of Stock by the Company, then in each such case the shares of Stock so tendered or withheld shall not be added back to the shares of Stock available for grant under the Plan. Only shares of Stock underlying Awards under this Plan that are forfeited, canceled, or expire unexercised, shall be available again for issuance under the Plan. The shares of Stock to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued shares, shares purchased on the open market or shares previously issued and outstanding and reacquired by the Company. Subject to Section 3(b), the aggregate maximum number of shares of Stock that may be issued pursuant to the exercise of Incentive Stock Options is 14,089,571 shares.

(b)         Changes in Stock. Subject to Section 3(c), if, as a result of any reorganization, recapitalization, reclassification, stock dividend, cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. Unless the Administrator specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Administrator shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 3(b) will not constitute a modification,

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extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options and Stock Appreciation Rights, ensure that any adjustments under this Section 3(b) will not constitute a modification of such Awards within the meaning of Section 409A of the Code. Any adjustments made under this Section 3(b) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)         Change in Control. In the case of and subject to the consummation of a Change in Control, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Change in Control do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Change in Control, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, the Administrator may, in its sole discretion, at the time an Award is granted or at any time before, coincident with or following the effective time of the Change in Control, cause any Award with time-based vesting, conditions or restrictions to become partially or fully vested and exercisable or non-forfeitable as of the effective time of the Change in Control or any other time or date fixed by the Administrator; and/or cause any Award with conditions and restrictions relating to the attainment of performance goals to become vested and exercisable or non-forfeitable in connection with the Change in Control in the Administrator’s discretion or to the extent specified in the relevant Award Agreement. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to any Grantee holding an Option or Stock Appreciation Right, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to the Option or Stock Appreciation Right (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the exercise price of the Option or Stock Appreciation Right; provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration; or (ii) each Grantee shall be permitted, within a specified period of time prior to the consummation of the Change in Control as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such Grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

(d)         No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.

(e)         Powers not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

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4.           ELIGIBILITY

Awards may be granted under the Plan to such Employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Non-Qualified Stock Options may be granted only to Employees, Non-Employee Directors or Consultants who are providing services to the Company or a Subsidiary, and Incentive Stock Options may be granted only to Employees of the Company or of a parent corporation or subsidiary corporation within the meaning of Section 424(f) of the Code.

5.           STOCK OPTIONS

(a)         Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. A Stock Option may be either an Incentive Stock Option or a Non-Qualified Stock Option. Incentive Stock Options may be granted only to Employees of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Administrator deems desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)         Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise compliant with Section 409A.

(c)         Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)         Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)         Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Agreement:

(i)          In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)         Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

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(iii)        By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)        With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)          Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

6.           STOCK APPRECIATION RIGHTS

(a)         Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)         Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the date of grant.

(c)         Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)         Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees.

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7.           RESTRICTED STOCK AWARDS

(a)         Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)         Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, if any, a Grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the Grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the Grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)         Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 15, in writing after the Award is issued, if a Grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such Grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price (if any) from such Grantee or such Grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the Grantee or rights of the Grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a Grantee shall surrender such certificates to the Company upon request without consideration.

(d)         Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

8.           RESTRICTED STOCK UNITS

(a)         Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement). Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

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(b)         Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a Grantee to elect to receive a portion of future cash compensation otherwise due to such Grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the Grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the Grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

(c)         Rights as a Stockholder. A Grantee shall have the rights as a stockholder only as to shares of Stock acquired by the Grantee upon settlement of Restricted Stock Units; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 10 and such terms and conditions as the Administrator may determine.

9.           UNRESTRICTED STOCK AWARDS

The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the Grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.

10.         DIVIDEND EQUIVALENT RIGHTS

(a)         Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the Grantee. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

11.         TRANSFERABILITY OF AWARDS

(a)         Transferability. Except as provided in Section 11(b) below, during a Grantee’s lifetime, his or her Awards shall be exercisable only by the Grantee, or by the Grantee’s legal representative or guardian in the event of the Grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

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(b)         Administrator Action. Notwithstanding Section 11(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the Grantee (who is an Employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners; provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a Grantee for value.

(c)         Family Member. For purposes of Section 11(b), “family member” means a Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant of the Grantee), a trust in which these persons (or the Grantee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests.

(d)         Designation of Beneficiary. To the extent permitted by the Company, each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee’s estate.

12.         TAX WITHHOLDING

(a)         Payment by Grantee. Each Grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the Grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

(b)         Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

13.         SECTION 409A

Awards granted under the Plan are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, (a) a termination of the Service Relationship shall be deemed to occur with respect to a 409 Award only if it is a “separation from service” within the meaning of Section 409A, and references in the Plan and the applicable Award Agreement to “termination

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of the Service Relationship” or similar terms means a “separation from service”; and (b) if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Grantee’s separation from service, or (ii) the Grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

14.         TERMINATION OF SERVICE RELATIONSHIP

(a)         Termination other than for Cause. Except to the extent inconsistent with the terms of an applicable Award Agreement or the provisions of Section 14(b), the following terms and conditions shall apply with respect to a termination of a Grantee’s Service Relationship with the Company or an Affiliate, as applicable:

(i)          The Grantee’s rights, if any, to exercise any then exercisable Options or Stock Appreciation Rights shall terminate:

(1)         If such termination is for a reason other than the Grantee’s Total and Permanent Disability or death, 90 days after the date of such termination of the Service Relationship;

(2)         If such termination is on account of the Grantee’s Total and Permanent Disability, one year after the date of such termination of the Service Relationship; or

(3)         If such termination is on account of the Grantee’s death, one year after the date of the Grantee’s death.

Upon such applicable date the Grantee (and such Grantee’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the period, following a termination of the Service Relationship, during which the Grantee has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which period may not extend beyond the expiration date of the Award term.

(ii)         In the event of a termination of a Grantee’s Service Relationship for any reason prior to the actual or deemed satisfaction and/or lapse of the vesting requirements, restrictions, terms and conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or Dividend Equivalent Right, such Award shall immediately be canceled, and the Grantee (and such Grantee’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Award.

(b)         Termination for Cause. Notwithstanding anything in this Section 14 or elsewhere in the Plan to the contrary, and unless a Grantee’s Award Agreement specifically provides otherwise, in the event of a termination of a Grantee’s Service Relationship for Cause, all of such Grantee’s then-outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination of the Service Relationship.

15.         AMENDMENTS AND TERMINATION

The Board may, at any time, amend, suspend, discontinue or terminate the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose; provided that no such action shall materially and adversely affect rights under any outstanding Award without the affected Grantee’s consent. Except as provided in Section 3(b) or 3(c), without prior approval by the holders of a majority of the shares of the Company’s securities entitled to vote generally in the election of directors, in no event may

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the Administrator or the Board reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights, whether by amendment or otherwise, or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

16.         STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder; provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

17.         GENERAL PROVISIONS

(a)         No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)         Issuance of Stock. To the extent certificated, stock certificates to Grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Grantee, at the Grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the Grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the Grantee, at the Grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)         No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(d)         Stockholder Rights. Until Stock is deemed delivered in accordance with Section 17(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the Grantee with respect to an Award.

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(e)         Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any Employee any right to continued employment with the Company or any Subsidiary.

(f)          Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(g)         Rule 16b-3. The Company intends that the Plan and any Award made to a person subject to Section 16 of the Exchange Act satisfy, and ben interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3. If the operation of any provision of the Plan or of any such Award would conflict with this intent or otherwise not comply with the requirements of Rule 16b-3, such provision or Award shall, to the extent possible, be interpreted and/or deemed to have been amended so as to avoid such conflict and/or noncompliance.

(h)         Clawback Policy. A participant’s rights with respect to any Award hereunder shall in all events be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any right that the Company may have under any Company clawback, forfeiture or recoupment policy as in effect from time to time or other agreement or arrangement with a Grantee, or (ii) applicable law.

(i)          No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Grantee to advise such Grantee as to the time or manner of exercising any Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such Grantee of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to any person.

(j)          Notification of Election Under Section 83(b) of the Code. If any Grantee, in connection with the acquisition of Stock under an Award, makes the election permitted under Section 83(b) of the Code, if applicable, the Grantee shall notify the Company of the election within 10 days of filing notice of the election with the Internal Revenue Service.

(k)         Paperless Administration. If the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Grantee may be permitted through the use of such an automated system.

(l)          Broker-Assisted Sales. In the event of a broker-assisted sale of Stock in connection with the payment of amounts owed by a Grantee under or with respect to the Plan or Awards: (i) any Stock to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (ii) the Stock may be sold as part of a block trade with other Grantees in the Plan in which all participants receive an average price; (iii) the applicable Grantee will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale; (iv) to the extent the Company or its designee receives proceeds of the sale that exceed the amount owed, the Company will pay the excess in cash to the applicable Grantee as soon as reasonably practicable; (v) the Company and its designees are under no obligation to arrange for the sale at any particular price; and (vi) if the proceeds of the sale are insufficient to satisfy the Grantee’s applicable obligation, the Grantee may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Grantee’s obligation.

(m)        Data Privacy. As a condition for receiving any Award, each Grantee explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 17(h) by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Grantee’s participation in the Plan. The Company

Annex A-15

and its Subsidiaries and Affiliates may hold certain personal information about a Grantee, including the Grantee’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Stock held in the Company or its Subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Grantee’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Grantee’s country, or elsewhere, and the Grantee’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Grantee’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Grantee may elect to deposit any Stock. The Data related to a Grantee will be held only as long as necessary to implement, administer, and manage the Grantee’s participation in the Plan. A Grantee may, at any time, view the Data that the Company holds regarding the Grantee, request additional information about the storage and processing of the Data regarding the Grantee, recommend any necessary corrections to the Data regarding the Grantee or refuse or withdraw the consents in this Section 17(h) in writing, without cost, by contacting the local human resources representative. The Company may cancel Grantee’s ability to participate in the Plan and, in the Administrator’s discretion, the Grantee may forfeit any outstanding Awards if the Grantee refuses or withdraws the consents in this Section 17(h).

(n)         Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

(o)         No Funding. The Plan shall be unfunded, and the Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of shares of Stock or a cash distribution under the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Grantee shall have no greater claim to the shares of Stock underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

(p)         Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

18.         EFFECTIVE DATE AND TERM OF PLAN

This Plan shall be effective upon the Effective Date, subject to the Plan being approved by the Company’s stockholders within 12 months of the date of the Plan’s adoption in accordance with applicable state law and applicable stock exchange rules. No Award may be granted after the 10th anniversary of the Effective Date and no Incentive Stock Option may be granted after the 10th anniversary of the earlier of the date of the Board’s adoption of the Plan and the date of stockholder approval.

19.         GOVERNING LAW

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of TRILLER GROUP INC., on _____.

As approved by the stockholders of TRILLER GROUP INC., on ______.

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PROXY CARD
TRILLER GROUP INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 10, 2026: The Proxy Statement and Annual Report to Shareholders are available on May 29, 2026.

The undersigned hereby appoints Ng Wing Fai and Shu Pei Huang, Desmond, individually, each with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of TRILLER GROUP INC., to be held on June 10, 2026 at 1 p.m. local time at 20F Foyer, 625 King’s Road, North Point, Hong Kong, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated May 29, 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      THE ELECTION OF SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

1.a. Ng Wing Fai

1.b. Brian Chan

1.c. Felix Yun Pun Wong

1.d. Thomas Ng

2.      RATIFICATION OF THE APPOINTMENT OF ENROME LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

For ☐	Against ☐	Abstain ☐

3.      APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK, PAR VALUE $0.001 PER SHARE BY A RATIO OF NO MORE THAN 1-FOR-10 AT ANY TIME WITHIN ONE YEAR AFTER THE 2025 ANNUAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED WITHIN THIS RANGE AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION.

For ☐	Against ☐	Abstain ☐

4.      APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM “TRILLER GROUP INC.” TO “EIGHT HOLDINGS INC.”

For ☐	Against ☐	Abstain ☐

5.      APPROVAL OF THE TRILLER GROUP INC. 2026 EQUITY INCENTIVE PLAN, INCLUDING THE RESERVATION OF 39,700,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

For ☐	Against ☐	Abstain ☐

6.      TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK (OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK) IN ONE OR MORE PRIVATE PLACEMENTS IN EXCESS OF 20% OF OUR OUTSTANDING COMMON STOCK.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes            No

Number of attendees: ____________

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.